UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 20, 1999

                Date of Report (Date of earliest event reported)

                      PLANET HOLLYWOOD INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                          00028230                           59-3283783
    (State or other jurisdiction of          (Commission  File                     (I.R.S. Employer
    incorporation or organization)              Number)                          Identification Number)

                              8669 COMMODITY CIRCLE
                             ORLANDO, FLORIDA 32819
           (Address of principal executive office, including zip code)

                                (407) 363-7827
              (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS

     Mr. Isadore Sharp has resigned from Planet Hollywood International, Inc.'s Board of Directors effective April 20, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:    April 21, 1999

                                PLANET HOLLYWOOD INTERNATIONAL, INC.

                               /S/ SCOTT E. JOHNSON
                               ----------------------------------------
                               Name:  Scott E. Johnson
                               Title: Senior Vice President,
                                      General Counsel and
                                      Secretary

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